                                                                  Exhibit 10.10
                                       MORTGAGE


              THIS MORTGAGE is given on the 30th day of October, 1998, by SABAL CORP., a Nevada corporation, having an address at 5830 McArdle, No. 14 Crossroads, Suite 203, Corpus Christi, TX 78412 ("MORTGAGOR"), to EXCAL
ENERGY CORPORATION, a Michigan corporation, having an address c/o MTR Gaming Group, Inc., Route 2 South, P.O. Box 358, Chester, West Virginia 26034 ("LENDER").

              FOR VALUE RECEIVED, Mortgagor mortgages and warrants to Lender land located in the Township of Marathon, County of Lapeer, State of Michigan, commonly known as 13020 Washburn Road, Otter Lake, Michigan 48064, as more particularly described on Exhibit A hereto and (i) all buildings, structures and other improvements now or in the future located on the land and all easements, hereditaments and appurtenances now or in the future belonging to the land, (ii) all fixtures now or in the future attached to or used in connection with the land, (iii) all equipment (including, without limitation, all machinery, engines, boilers, elevators and plumbing, heating, air conditioning and ventilating equipment) now or in the future located on the land, all of which equipment shall be considered to be fixtures and a part of the realty, (iv) all rents, income and profits arising from the land or from the buildings, structures, other improvements, fixtures and equipment now or in the future located on the land and (v) all rights to make divisions of the land that are exempt from the platting requirements of the Michigan Land Division Act, as it shall be amended. In this Mortgage, the above-described land, buildings, structures, improvements, easements, hereditaments, appurtenances, fixtures and equipment are collectively called "THE PREMISES."

              THIS MORTGAGE SECURES PAYMENT AND PERFORMANCE OF ALL INDEBTEDNESS AND OBLIGATIONS NOW AND IN THE FUTURE OWING TO LENDER BY MORTGAGOR, INCLUDING ALL OBLIGATIONS OF MORTGAGOR UNDER THIS MORTGAGE. The indebtedness and obligations now owing to Lender by Mortgagor include, BUT ARE NOT NECESSARILY LIMITED TO, the indebtedness and obligations evidenced by any promissory notes, guarantees and documents listed below.

NOTE, GUARANTY OR                                   PRINCIPAL AMOUNT
   DOCUMENT                    DATE                     (IF ANY)
-----------------              ----                 ----------------
Promissory Note           October   , 1998            $500,000.00

              This Mortgage secures all present and future indebtedness and obligations owing to Lender by Mortgagor, regardless of whether any such indebtedness or obligation is (i) not listed above, (ii) not presently intended or contemplated by Lender or Mortgagor, (iii) indirect, contingent or secondary, (iv) unrelated to the premises or to any financing of the premises by Lender, (v) of a kind or class that is different from any indebtedness or obligation now owing to Lender by Mortgagor, or (vi) evidenced by a note or other document that does not refer to this Mortgage.

              If Lender assigns this Mortgage and the indebtedness that is secured by it at the time of the assignment, then this Mortgage shall also secure all indebtedness and obligations then and in the future owing to the assignee by Mortgagor. From and after the assignment, each reference in this Mortgage to Lender shall be considered to refer to the assignee.

              The indebtedness and obligations secured by this Mortgage are collectively referred to in this Mortgage as the "INDEBTEDNESS."

              Mortgagor further warrants, represents and agrees as follows:

       1. PAYMENT OF INDEBTEDNESS. Mortgagor agrees to pay or perform all of the Indebtedness now or in the future owing by Mortgagor, including all interest on it, in accordance with the terms of the instruments, documents or agreements evidencing it ("INSTRUMENTS").

       2. WARRANTIES. Mortgagor warrants and represents to Lender as follows:

                     (a) All financial statements and other information concerning Mortgagor, the premises, any guarantor of any of the Indebtedness and any person obligated on any of the Indebtedness, that have been or in the future are furnished to Lender, are and shall be true and correct in all material respects.

                     (b) The execution, delivery and performance of this Mortgage by Mortgagor will not violate any law, rule, judgment, order, agreement or instrument binding upon Mortgagor and will not require the approval of any public authority or any third party, and this Mortgage is the valid and binding obligation of Mortgagor, enforceable in accordance with its terms.

                     (c) Mortgagor is a corporation and is duly organized and validly existing in good standing in the State of Nevada; Mortgagor has full power and authority to carry on its business as presently conducted and to enter into and perform its obligations under this Mortgage; the execution, delivery and performance of this Mortgage by Mortgagor have been duly authorized by all necessary action of its board of directors and will not violate Mortgagor's certificate of incorporation or bylaws and will not require the approval of its shareholders.

       3. ASSIGNMENT OF LEASES AND CONTRACTS. Mortgagor assigns and mortgages to Lender, and grants to Lender a security interest in, as additional security for the Indebtedness, all of Mortgagor's right, title and interest in and to all existing and future oral or written leases of all or any part of the premises or of any interest in them and all existing and future land contracts or other agreements by which the premises or any interest in them is being or shall be sold, together with all rents and profits arising from, and all other proceeds of, those leases, land contracts or other agreements. Without the written consent of Lender, Mortgagor shall not cancel, accept a surrender of, modify, consent to an assignment of the lessee's interest under, or make any other assignment or other disposition of, any lease, land contract or other agreement or of any interest of Mortgagor in it and shall not collect or accept any payment of rent or of principal or interest or any other amount more than one month before it is due and payable. Mortgagor shall pay and perform all obligations and covenants required of Mortgagor by the terms of each lease, land contract or other agreement. If Mortgagor shall default in the payment or performance of any obligation or covenant, then Lender shall have the right, but shall have no obligation, to pay or perform it on behalf of Mortgagor, and all sums expended by Lender in doing so shall be payable by Mortgagor to Lender upon demand, together with interest at the lesser of (i) five percent above the rate of interest payable under the Promissory Note secured by this Mortgage, or (ii) the highest rate to which Mortgagor could lawfully agree in writing ("DEFAULT RATE"). Neither this paragraph nor PARAGRAPH 10 of this Mortgage implies that Lender consents to the sale, lease or transfer of the premises or any interest in them.

       4. MINERALS. Mortgagor assigns and mortgages to Lender, and grants to Lender a security interest in, as additional security for the Indebtedness, all of Mortgagor's right, title and interest in and to (i) all oil, gas and other minerals located in, on or under the premises subject to any oil, gas or mineral leases in effect with respect to such oil, gas or other minerals, (ii) all oil, gas or mineral leases, royalty agreements and other contracts that have been or in the future are entered into with respect to the premises or with respect to any oil, gas or other minerals located in, on or under the premises ("MINERAL LEASES"), and (iii) all rents, profits, royalties and income at any time arising from the Mineral Leases or from the sale of oil, gas or other minerals located in, on or under the premises.
Upon the occurrence of an event of default as defined in PARAGRAPH 14 of this Mortgage, Lender shall be entitled to the present and full possession, receipt and use of and right to such oil, gas, other minerals, Mineral
Leases, rents, profits, royalties and income, for application to the Indebtedness in any manner that Lender in its sole discretion shall determine.

       5. TAXES AND INSURANCE. Mortgagor shall pay, or cause to be paid, before they become delinquent, all taxes, assessments and other similar charges levied upon or with respect to the premises and shall promptly deliver to Lender satisfactory evidence of payment of them. Mortgagor shall cause all buildings, improvements and other insurable parts of the premises to be insured against loss or damage by fire, by hazards included within extended coverage and by other risks that Lender from time to time requires, in amounts and with insurers that are acceptable to Lender, and Mortgagor shall cause all premiums on the insurance to be paid when due. Lender shall not, however, require hazard insurance covering any building or buildings that are part of the premises to be in an amount greater than the replacement cost of the building or buildings. Within 45 days after Lender notifies Mortgagor that the premises are located in a special flood hazard area but are not covered by flood insurance in the amount required by applicable law (including, without limitation, the federal Flood Insurance Act of 1968, as amended), Mortgagor shall obtain and at all times maintain in effect the required insurance. Each policy evidencing insurance required by this Paragraph shall provide that loss shall be payable to Lender as its interest shall appear at the time of the loss, shall contain a standard mortgage clause, shall be in form and substance acceptable to Lender and shall be delivered to Lender. Each policy shall provide that the insurer shall give Lender at least 10 days' prior written notice of any cancellation of or any material change in the insurance. Each renewal of each policy shall be delivered to Lender at least 10 days before the expiration date of the policy. Upon foreclosure of this Mortgage or other transfer of the premises in satisfaction of the Indebtedness, all right, title and interest of Mortgagor in and to any insurance policies then in force, including the right to any premium refund, shall vest in the purchaser or grantee. If there shall occur any destruction of or damage to the premises, Mortgagor shall give immediate notice to Lender, and Lender shall have the right to make proof of the loss or damage, if Mortgagor does not promptly do so. Lender is authorized to settle, adjust or compromise any claims for loss or damage under any insurance policy. Mortgagor shall immediately endorse and deliver to Lender all proceeds of any policy. Lender may require Mortgagor to pay a reasonable fee to Lender for determining whether the premises are located in a special flood hazard area, if either (i) Lender undertook the determination because of a revision of floodplain areas or (ii) Lender purchased required flood insurance, under PARAGRAPH 8 of this Mortgage, after Mortgagor failed to purchase the required insurance following Lender's notification to Mortgagor that Mortgagor was required to do so.

       6. ESCROW. Upon request by Lender, Mortgagor shall pay to Lender periodically, on each date that Lender shall designate, an amount equal to
(i) the amount that Lender from time to time estimates will be sufficient to permit Lender to pay each annual tax, assessment and any other similar charge levied upon or with respect to the premises and each premium for flood insurance covering the premises, at least 30 days before it is due and payable, divided by (ii) the number of regularly-scheduled payments upon the Indebtedness that will occur between (A) the date of Lender's request, the date of any new estimate by Lender of the amount of the annual tax, assessment, other charge or flood insurance premium, or the date when Lender last paid the tax assessment, other charge or flood insurance premium on behalf of Mortgagor (whichever is applicable), and (B) the thirtieth day before the tax, assessment, other charge or flood insurance premium will be due and payable. Upon demand by Lender, Mortgagor shall pay to Lender any additional sums that are necessary to make up any deficiency in the amount necessary to enable Lender to pay fully those taxes, assessments, other similar charges and flood insurance premiums when due. All sums that Mortgagor pays to Lender under this paragraph may be commingled with the general funds of Lender, and no interest shall be payable to Mortgagor with respect to them. If an event of default, as defined in PARAGRAPH 14 of this Mortgage, occurs, then Lender may apply any funds of Mortgagor it then holds under this paragraph against the Indebtedness, in any manner that Lender shall determine.

       7. MAINTENANCE AND REPAIR. Mortgagor shall maintain the premises in good condition and repair; shall not commit or suffer any waste of the premises; shall not remove, demolish or substantially alter any building or fixture on the premises without the prior written consent of Lender; shall cause to be complied with all laws, ordinances, regulations and requirements of any governmental authority applicable to the premises or to activities on the premises; shall promptly repair, restore, replace or rebuild any part of the premises that is damaged or destroyed by any casualty; and shall promptly pay when due all charges for utilities and other services to the premises.

       8. LENDER'S RIGHT TO PERFORM; RECEIVER. If Mortgagor shall default in the performance of any obligation of Mortgagor under this Mortgage (including, without limitation, its obligations to keep the premises in good condition and repair, to pay taxes and assessments and to obtain and maintain insurance), then Lender shall have the right, but shall have no obligation, to perform, or cause to be performed, the obligation, and Mortgagor shall reimburse Lender on demand for all sums expended by Lender in doing so, together with interest at the Default Rate. Lender and any persons authorized by Lender shall have the right to enter upon the premises at all reasonable times for the purpose of inspecting the premises or effecting maintenance or repairs or taking any other action under the preceding sentence. The failure of Mortgagor to pay any taxes, assessments or similar charges upon the premises when due or to obtain and maintain required insurance shall constitute waste and shall entitle Lender to the appointment by a court of competent jurisdiction of a receiver of the premises for the purpose of preventing the waste. The receiver, subject to the order of the court, may collect the rents and income from the premises and exercise control over the premises as the court shall order. Any payment or performance by Lender, under PARAGRAPH 3 of this Mortgage, of an obligation that Mortgagor has failed to perform under a lease, land contract or other agreement, and any exercise by Lender of any right, remedy or option under a lease, land contract or other agreement, shall not be considered an assumption by Lender of the lease, land contract or other agreement or of any obligation or liability under it.

       9. CONDEMNATION. If all or any part of the premises is taken, whether temporarily or permanently, under power of eminent domain or by condemnation, the entire proceeds of the award or other payment for the taking shall be paid directly to Lender.

       10. SALE OR TRANSFER. If there shall be a sale or transfer, by operation of law or otherwise, of all or any part of the premises, Lender may deal with the buyer or transferee with respect to this Mortgage and the Indebtedness as fully and to the same extent as it might with Mortgagor, without in any way releasing, discharging or affecting the liability of Mortgagor under this Mortgage and upon the Indebtedness.

       11. PROPERTY INFORMATION. During any period when any part of the premises is leased, Mortgagor shall promptly furnish to Lender, upon Lender's request from time to time, (i) copies of all leases then in effect with respect to all or any part of the premises, including all amendments, (ii) a written schedule that shows for each tenant the tenant's name, the current rental rate (including any percentage rent), any rental or leasing concessions, the units or area leased and the lease expiration date, (iii) a description of any parts of the premises that are not then leased, (iv) detailed financial statements relating to the premises, prepared in accordance with generally accepted accounting principles, for the periods and as of the dates that Lender shall require, which statements shall show, without limitation, all income and expenses, capital expenditures, tenant improvements, leasing commissions, and all indebtedness secured by mortgages or liens upon the premises, and (v) any additional information concerning the premises and the leasing of them that Lender shall request. Lender shall have the right at any reasonable time (whether or not any part of the premises is then being leased) to inspect and make copies of Mortgagor's records concerning the premises and any lease of or other transaction or matter concerning the premises.

       12. ENVIRONMENTAL AND ACCESS LAW WARRANTIES AND AGREEMENTS. Mortgagor warrants and represents to Lender, and agrees, as follows:

                     (a) Mortgagor, the premises and all activities of Mortgagor and all other persons on the premises are and shall continue to be in compliance with all environmental laws and all access laws. No part of the premises is or shall in the future be used as a "public accommodation," as defined in the federal Americans With Disabilities Act, as amended. The premises are not and shall not become a site or source of environmental contamination. Except as expressly and particularly disclosed in that certain Phase I Environmental Site Assessment dated as of April 2, 1997 and that certain Phase II Environmental Site Assessment dated as of May 21, 1997 (collectively, the "Assessments") delivered by Mortgagor to Lender, (i) no asbestos or polychlorinated biphenyls are present on or contained in the premises, and (ii) the premises do not presently contain an underground storage tank and have never contained an underground storage tank except as expressly and particularly disclosed in the Assessments.

                     (b) In this Mortgage, (i) "ENVIRONMENTAL LAW" means at any time any applicable federal, state, local or foreign law (including common law), ordinance, rule, regulation, permit, order or other legally binding requirement that then (A) regulates the quality of air, water, soil or other environmental media, (B) regulates the generation, management, transportation, treatment, storage, recycling or disposal of any wastes, (C) protects public health, occupational safety and health, natural resources or the environment, or (D) establishes liability for the investigation, removal or remediation of, or harm caused by, environmental contamination;
              (ii) "HAZARDOUS SUBSTANCE" means at any time any substance, material or waste that is then subject to or regulated by any environmental law, (iii) "ENVIRONMENTAL CONTAMINATION" means the presence of a hazardous substance in or on, or the release, discharge or emission of a hazardous substance from, the premises in excess of any limit or criterion established or issued under any environmental law, and (iv) "ACCESS LAW" means at any time any applicable law, ordinance, rule, regulation or order that then regulates the accessibility of property to disabled persons, including, but not limited to, the federal Americans With Disabilities Act, as amended.

       13. ACCESS TO PREMISES. Lender and any persons authorized by Lender shall have the right to enter upon the premises at all reasonable times for the purpose of (i) appraising the premises, (ii) investigating (including, without limitation, sampling soil, water and air) whether the premises and activities upon them are in compliance with environmental laws and access laws and whether the premises are a site or source of environmental contamination or (iii) removing or remediating any environmental contamination. Without limiting the foregoing, Lender shall have the right to conduct and submit to appropriate governmental agencies a "baseline environmental assessment" of the premises within the meaning of
Section 20101 of the Michigan Natural Resources and Environmental Protection Act, MCL 324.20101, as it shall be amended from time to time. If, at the time of the appraisal, investigation, assessment, removal or remediation, there shall have occurred and be continuing an event of default, as defined in PARAGRAPH 14 of this Mortgage, then Mortgagor shall reimburse Lender on demand for all costs and expenses of the appraisal, investigation, assessment, removal or remediation, together with interest at the Default Rate. Mortgagor shall consent to any consultant contract, waste manifest, notice and other documents that Lender reasonably requests to enable Lender to take or conduct any action or activity contemplated by this paragraph, if Mortgagor is given a reasonable opportunity to negotiate the terms of the contract, manifest, notice or other document.

       14. EVENTS OF DEFAULT AND ACCELERATION. Upon the occurrence of any of the following events of default, all or any part of the Indebtedness shall, at the option of Lender, become immediately due and payable without notice or demand:

              (a) If default occurs in the payment or performance of any of the Indebtedness, when and as it shall be due and payable, whether at Maturity or otherwise.

              (b) If default occurs in the performance of any other obligation to Lender under any Instrument or under any other mortgage, security agreement, loan agreement, assignment, guaranty or other agreement that now or in the future secures or relates to any of the Indebtedness or that evidences, secures or relates to any guaranty of any of the Indebtedness ("SECURITY DOCUMENTS") or if default occurs in the performance of any obligation to Lender under this Mortgage, whether or not Lender shall have performed the obligation on Mortgagor's behalf, under PARAGRAPH 8 of this Mortgage, and whether or not Mortgagor shall have reimbursed Lender for any payments or expenses it incurred in curing the default.

              (c) If any warranty, representation or statement that has been or is in the future made to Lender by Mortgagor or by any guarantor of all or part of the Indebtedness ("GUARANTOR") in this Mortgage or in any Security Document, credit application, financial statement or otherwise, shall have been false in any material respect when made or furnished.

              (d) If Mortgagor shall default in payment of the principal of or interest on any indebtedness for borrowed money now or in the future owed to any person other than Lender.

              (e) If Mortgagor or any Guarantor or any of the partners of a Guarantor that is a partnership shall dissolve, become insolvent or make an assignment for the benefit of creditors.

              (f) If all or any material part of the premises shall be damaged or destroyed by fire or other casualty, regardless of insurance coverage for the loss, or shall be taken by condemnation or power of eminent domain.

              (g) If any law or government regulation shall impose a tax or assessment upon mortgages or debts secured by mortgages.

              (h) If any guaranty that now or in the future secures payment or performance of all or any part of the Indebtedness shall be terminated or limited, for any reason, without the written consent or agreement of Lender.

              If a voluntary or involuntary case in Bankruptcy or receivership shall be started by or against Mortgagor or any Guarantor or any partner of any Guarantor that is a partnership, then the entire Indebtedness shall automatically become immediately due and payable, without notice or demand. All or any part of the Indebtedness also may become, or may be declared to be, immediately due and payable under the terms and conditions contained in any Security Document, Instrument or other agreement that at any time evidences, secures or relates to the Indebtedness.

       15. REMEDIES. Lender shall have all rights and remedies given by this Mortgage or otherwise permitted by law. In addition, if the Indebtedness shall not be paid at Maturity, Lender shall have the right and is authorized:

              (a) To collect and receive all rents, profits and other amounts that are due or shall in the future become due under the terms of any leases, land contracts, Mineral Leases, or other agreements, now or later in effect, by which the premises or any interest in them are then being sold or leased, and to exercise any other right or remedy of Mortgagor under any lease, land contract, other agreement or Mineral Lease; but Lender shall have no obligation to make any demand or inquiry as to the nature or sufficiency of any payment received or to present or file any claim or take any other action to collect or enforce the payment of any amounts to which Lender may become entitled, and Lender shall not be liable for any of Mortgagor's obligations under any lease, land contract, other agreement or Mineral Lease.

              (b) To obtain or update abstracts of title, title searches, title insurance and surveys with respect to the premises, and Mortgagor shall reimburse Lender for all costs of doing so, together with interest at the Default Rate.

              (c)    To foreclose this Mortgage by action under applicable law.

              (d) To sell, release and convey the premises at public sale, and to sign and deliver to the purchasers at the sale good and sufficient deeds of conveyance, paying any surplus funds, after payment of the Indebtedness in full and the expenses of the sale, including attorney fees as provided by law, to Mortgagor, all in accordance with Chapter 32 of the Michigan Revised Judicature Act, as it may be amended from time to time, and any similar statutory provisions that may in the future be enacted in addition to Chapter 32 or in substitution for it. The premises may, at the option of Lender, be sold in one parcel.

              All rights and remedies of Lender under this Mortgage, whether or not exercisable only on default, shall be cumulative and may be exercised from time to time, and no delay by Lender in the exercise of any right or remedy shall be a waiver of it, and no single or partial exercise of any right or remedy shall prevent other or further exercise of it or the exercise of any other right or remedy, except to the extent otherwise provided by law. In this Mortgage, "MATURITY" means the time when the Indebtedness shall be or shall become due and payable, whether by the terms of the Instruments or under PARAGRAPH 14 of this Mortgage or otherwise.

       16. SECURITY INTEREST IN FIXTURES. Mortgagor grants to Lender a security interest in all fixtures now or in the future located on the premises. If the Indebtedness is not paid at Maturity, Lender, at its option, may enforce this security interest in fixtures under the Michigan Uniform Commercial Code or other applicable law or may include fixtures in any foreclosure of this Mortgage under PARAGRAPH 15 of this Mortgage. Any requirement of reasonable notice with respect to any sale or other disposition of fixtures shall be met if Lender sends the notice at least 10 days before the date of sale or other disposition.

       17. INDEMNIFICATION. Mortgagor shall indemnify and hold harmless Lender with respect to any and all claims, demands, causes of action, liabilities, damages, losses, judgments and expenses (including attorney fees) that shall be asserted against or incurred by Lender by reason of (i) any representation or warranty by Mortgagor in this Mortgage being inaccurate in any respect, (ii) any failure of Mortgagor to perform any of Mortgagor's obligations under this Mortgage, or (iii) any past, present or future condition or use of the premises which has not been disclosed to Lender in the Assessments (whether known or unknown), other than an excluded condition or use, including, but not limited to, liabilities arising under any "environmental law," as defined in PARAGRAPH 12 of this Mortgage. An "EXCLUDED CONDITION OR USE" is one that both (A) does not exist or occur, to any extent, at any time before Mortgagor has permanently given up possession and control of the premises by reason of a foreclosure of this Mortgage or Lender's acceptance of a conveyance of the premises to Lender in lieu of foreclosure and (B) was not caused or permitted to exist, in whole or part, by any act or omission of Mortgagor. Indemnification by Mortgagor under this paragraph shall not limit any other right or remedy (including Lender's right to accelerate payment of the Indebtedness) that is available to Lender by reason of the circumstance in respect of which indemnity is made.
Mortgagor's obligations under this paragraph shall survive foreclosure of this Mortgage and any conveyance of the premises in lieu of foreclosure.

              If any action, suit, investigation or proceeding (an "Action") shall be threatened or commenced by a third party in respect of which the Lender may make a claim for indemnification hereunder, the Lender shall notify Mortgagor to that effect with reasonable promptness (so as not to prejudice Mortgagor's rights) after the commencement or threatened commencement of such Action, and Mortgagor shall have the opportunity to defend against such Action (or, if the Action involves to a significant extent matters beyond the scope of the indemnity contained herein, those claims that are covered hereby). If Mortgagor elects to defend against any Action, (or, as described in the preceding parenthetical, one or more claims relating thereto), Mortgagor shall notify Lender to that effect with reasonable promptness. In such case, the Lender shall have the right to employ its own counsel and participate in the defense of such matter, but the fees and expenses of counsel shall be at the expense of the Lender unless the employment of such counsel at the expense of Mortgagor shall have been authorized in writing by Mortgagor. Whichever party is granted the right to direct the defense of an Action shall: (i) keep the other fully informed of material developments in the Action at all stages thereof; (ii) promptly submit to the other copies of all pleadings, responsive pleadings, motions and other similar legal documents and papers received in connection with the Action; (iii) permit the other and its counsel, to the extent practicable, to confer on the conduct of the defense of the Action; and (iv) to the extent practicable, permit the other and its counsel to review all legal papers to be submitted prior to their submission.

       18.    WAIVERS.

              (a) Mortgagor and any other person who in the future obtains a mortgage or lien upon, or any other interest in, the premises waives, with respect to any foreclosure of this Mortgage, (i) any right to marshaling of the premises and any right to require a minimum bid or "upset" price, and (ii) the benefit of any stay, extension, exemption or moratorium law, now existing or enacted in the future.

              (b) Lender may at any time release all or any part of the premises from the lien of this Mortgage or release the liability of any person for the Indebtedness, with or without consideration and without giving notice to, or obtaining the consent of, the holder of any mortgage or lien upon, or other interest in, the premises. A release shall not impair or affect the validity or priority of this Mortgage, regardless of the effect of the release upon the mortgage, lien or other interest or the holder of it. This subparagraph does not imply that Lender consents to the placing of a mortgage, lien or other encumbrance on the premises.

       19. EXPENSES. Mortgagor shall pay to Lender on demand all expenses, including attorney fees and legal expenses, paid or incurred by Lender in collecting or attempting to collect the Indebtedness or in protecting and enforcing the rights of and obligations to Lender under any provision of this Mortgage, including, without limitation, taking any action in any Bankruptcy, insolvency or reorganization proceeding concerning Mortgagor or foreclosing this Mortgage by advertisement or by action. The expenses shall bear interest, from the date paid or incurred by Lender, at the Default Rate.

       20. APPLICATION OF PROCEEDS. If any rents or profits or any proceeds of insurance or proceeds of any condemnation or eminent domain award or proceeds from any sale of the premises at foreclosure are paid to Lender, Lender shall have the right to apply the rents or profits or proceeds, in amounts and proportions that Lender shall in its sole discretion determine, to the full or partial satisfaction of any or all of the indebtedness and obligations secured by this Mortgage, including any contingent or secondary obligations, whether or not they shall then be due and payable by the primary obligor.

       21. OTHER. Any notice to Mortgagor or to Lender shall be considered to be given if and when mailed, with postage prepaid, to the respective address of Mortgagor or Lender appearing on the first page of this Mortgage, or if and when delivered personally. The provisions of this Mortgage shall be binding upon and inure to the benefit of Mortgagor and Lender and their respective successors and assigns. Any provision of this Mortgage prohibited or unenforceable by any applicable law shall be ineffective only to the extent and for the duration of the prohibition or unenforceability without invalidating the remaining provisions of this Mortgage.

              Mortgagor has signed this Mortgage as of the date stated on the first page of this Mortgage.

                                       SABAL CORP.
------------------------------         /s/ /Roger Landress
                                       --------------------------------------
                                       By:   Roger Landress
------------------------------         Its:  President


STATE OF TEXAS              )
                            :  SS.
COUNTY OF TRAVIS            )


              This Mortgage was acknowledged before me on October 30, 1998, by Roger Landress, the President of Sabal Corp., a Nevada corporation, on its behalf.

                                       /s/ Jeanette E. Fuller
                                       ------------------------------------
                                       Notary Public, Travis County,
                                       My commission expires: 02/06/02

THIS INSTRUMENT PREPARED BY
AND WHEN RECORDED RETURN TO:
Warner Norcross & Judd LLP
Judith Lowitz Adler
1000 Town Center, Suite 650
Southfield, Michigan 48075-1222

                                      EXHIBIT A
                                DESCRIPTION OF LAND

Land situated in the County of Lapeer, Township of Marathon, State of Michigan, described as follows:

Parcel I

The Southwest fractional 1/4 of the Northeast fractional 1/4 of Section 18, Town 9 North, Range 9 East, Marathon Township, Lapeer County, Michigan, Less and Except a part of the Southwest 1/4 of the Northeast 1/4 of Section 18, Town 9 North, Range 9 East, Marathon Township, Lapeer County, Michigan described as beginning at a point distant North 88 degrees 57 minutes 42 seconds East 1652.36 feet along the East and West 1/4 line and North 01 degrees 18 minutes 01 seconds West 399.86 feet along the East _ line from the West 1/4 corner of Section 18 and proceeding thence South 87 degrees 48 minutes 12 seconds West 286.89 feet; thence North 02 degrees 11 min. 48 seconds West 330.00 feet; thence North 87 degrees 48 minutes 12 seconds East
292.05 feet; thence along the East _ line South 01 degrees 18 minutes 01 seconds East 330.04 feet to the point of beginning.

Parcel II

Part of the Southwest 1/4 of the Northeast 1/4 of Section 18, Town 9 North, Range 9 East, Marathon Township, Lapeer County, Michigan described as beginning at a point distant North 88 degrees 57 minutes 42 seconds East 1652.36 feet along the East and West 1/4 line and North 01 degree 18 minutes 01 second West 399.86 feet along the East _ line from the West 1/4 corner of
Section 18, and proceeding thence South 87 degrees 48 minutes 12 seconds West
286.89 feet; thence North 02 degrees 11 minutes 48 seconds West 330.00 feet; thence North 87 degrees 48 minutes 12 seconds East 292.05 feet; thence along the East _ line South 01 degrees 18 minutes 01 seconds East 330.04 feet to the point of beginning;

TOGETHER with an easement for ingress and egress 100.00 feet wide, being
50.00 feet on either side of the following described centerline; Beginning at a point on the West line of Section 18 distant North 00 degrees 03 minutes 04 seconds West 78.00 feet from the West 1/4 corner of Section 18 and proceeding thence North 89 degrees 52 minutes 42 seconds East 336.00 feet; thence North 50 degrees 47 minutes 21 seconds East 810.83 feet; thence North 88 degrees 41 minutes 59 seconds East 385.29 feet to the point of ending on the West line of the above described Kerley parcel.

Parcels I and II above also having a street address known as 13020 Washburn Road, Otter Lake, Michigan 48464.

Tax Item No. 44-013-018-010-00
Tax Item No. 44-013-018-010-50